The Big Edge Choice®

PHL Variable Accumulation Account
Issued by: PHL Variable Insurance Company (“PHL Variable”)

PROSPECTUS	April 29, 2011

    This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the investment options of the PHL Variable Accumulation Account (“Separate Account”) , the Market Value Adjusted Guaranteed Interest Account (“MVA”) and the Guaranteed Interest Account (“GIA”). The assets of each investment option will be used to purchase, at net asset value, shares of a series in the following designated funds.

See Appendix A for additional information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
     Invesco V.I. Capital Appreciation Fund – Series I Shares
     Invesco V.I. Core Equity Fund – Series I Shares1
     Invesco V.I. Mid Cap Core Equity Fund – Series I Shares1
     Invesco Van Kampen V.I. Equity and Income Fund – Series II Shares2
The Alger Portfolios – Class I-2 Shares
     Alger Capital Appreciation Portfolio1
AllianceBernstein Variable Products Series Fund, Inc. – Class B
     AllianceBernstein VPS Balanced Wealth Strategy Portfolio
Calvert Variable Products, Inc.-Class 1
     Calvert VP S&P MidCap 400 Index Portfolio
DWS Investments VIT Funds – Class A
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
Federated Insurance Series
     Federated Fund for U.S. Government Securities II
     Federated High Income Bond Fund II – Primary Shares
     Federated Prime Money Fund II
Fidelity® Variable Insurance Products – Service Class
     Fidelity® VIP Contrafund® Portfolio
     Fidelity® VIP Growth Opportunities Portfolio
     Fidelity® VIP Growth Portfolio
     Fidelity® VIP Investment Grade Bond Portfolio
Financial Investors Variable Insurance Trust – Class II
     Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
     Ibbotson Balanced ETF Asset Allocation Portfolio
     Ibbotson Growth ETF Asset Allocation Portfolio
     Ibbotson Income and Growth ETF Asset Allocation Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
     Franklin Flex Cap Growth Securities Fund
     Franklin Income Securities Fund
     Mutual Shares Securities Fund
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund
     Templeton Growth Securities Fund
Lazard Retirement Series, Inc. – Service Shares
     Lazard Retirement U.S. Small-Mid Cap Equity Portfolio1
Lord Abbett Series Fund, Inc. – Class VC
     Lord Abbett Bond-Debenture Portfolio
     Lord Abbett Growth and Income Portfolio
     Lord Abbett Mid-Cap Value Portfolio
Neuberger Berman Advisers Management Trust – Class S
     Neuberger Berman Advisers Management Trust Guardian Portfolio
     Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio
Oppenheimer Variable Account Funds – Service Shares
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer Main Street Small- & Mid-Cap Fund®/VA3
PIMCO Variable Insurance Trust – Advisor Class
     PIMCO CommodityRealReturn® Strategy Portfolio
     PIMCO Real Return Portfolio
     PIMCO Total Return Portfolio
The Rydex Variable Trust
     Rydex|SGI VT U.S. Long Short Momentum Fund1
     Rydex VT Inverse Government Long Bond Strategy Fund1
     Rydex VT Nova Fund 1
Sentinel Variable Products Trust
     Sentinel Variable Products Balanced Fund
     Sentinel Variable Products Bond Fund
     Sentinel Variable Products Common Stock Fund
     Sentinel Variable Products Mid Cap Fund
     Sentinel Variable Products Small Company Fund
Virtus Variable Insurance Trust
     Virtus Capital Growth Series
     Virtus Growth and Income Series
     Virtus International Series
     Virtus Multi-Sector Fixed Income Series
     Virtus Real Estate Securities Series
     Virtus Small-Cap Growth Series
     Virtus Small-Cap Value Series
     Virtus Strategic Allocation Series
Wanger Advisors Trust
     Wanger International
     Wanger International Select
     Wanger Select
     Wanger USA

1Closed to new investors on May 1, 2006.2Name change effective June 1, 2010: Van Kampen UIF Equity and Income Portfolio to Invesco Van Kampen V.I. Equity and Income Fund.

Name change effective April 30, 2011: Oppenheimer Main Street Small-Cap Fund®/VA to Oppenheimer Main Street Small- & Mid-Cap Fund®/VA.

    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal. Replacing any existing contract with this contract may not be to your advantage. You should carefully compare this contract with your existing one and you must also determine if the replacement will result in any tax liability.

    The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection support the recommendation.

    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information (“SAI”) dated April 29, 2011 is incorporated by reference and has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents for the SAI is on the last page of this prospectus. If you have any questions, please contact:

PHL Variable Insurance Company Annuity Operations Division PO Box 8027 Boston, MA 02266-8027	Tel. 800/541-0171

Glossary of Special Terms

    Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms marked by italics when they first appear are described below.

Account Value:The value of all assets held in the Separate Account.

Annuitant:The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract’s Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.

Annuity Payment Option:The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit:A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Claim Date:The contract value next determined following receipt of due proof.

Contract:The deferred variable accumulation annuity described in this prospectus.

Contract Owner (owner, you, your):Usually, the person or entity, to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified. However, under contracts used with certain tax qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

Contract Value:Prior to the Maturity Date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code section 403(b)) with loans, the contract value is the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, less any Loan Debt.

Inherited/Stretch Annuity:A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner’s Contract.

Maturity Date:The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant’s 95th birthday. The election is subject to certain conditions described in “The Annuity Period.”

Minimum Initial Payment:The amount that you pay when you purchase a contract. We require minimum initial payments of:

Non-qualified plans—$1,000
Individual Retirement Annuity (“IRA”)/Qualified plans—$1,000

Minimum Subsequent Payment:The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

Net Asset Value:Net asset value of a Series’ shares is computed by dividing the value of the net assets of the Series by the total number of Series’ outstanding shares.

PHL Variable (our, us, we, company):PHL Variable Insurance Company.

Spouse:Federal law defines “spouse” under the Defense of Marriage Act (DOMA), as a man or a woman legally joined. Neither individuals married under State or foreign laws that permit a marriage between two men or two women nor individuals participating in a civil union or other like status are spouses for any federal purposes, including provisions of the Internal Revenue Code relevant to this Contract.

Valuation Date:A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Variable Payment Annuity:An annuity payment option providing payments that vary in amounts, according to the investment experience of the selected investment options.

Summary of Expenses

    The following tables describe the fees and expenses that you will pay when owning and surrendering the contract.

    This table describes the fees and expenses that you will pay at the time that you surrender the contract or transfer value between the investment options. State premium taxes ranging from 0.00% to 3.5%, depending upon the state, may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES
Deferred Surrender Charge (as a percentage of amount surrendered):
Age of Payment in Complete Years 0	7%
Age of Payment in Complete Years 1	6%
Age of Payment in Complete Years 2	5%
Age of Payment in Complete Years 3	4%
Age of Payment in Complete Years 4	3%
Age of Payment in Complete Years 5	2%
Age of Payment in Complete Years 6	1%
Age of Payment in Complete Years 7+	None
Transfer Charge[1]
Current	None
Maximum	$20

[1]	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Transfer Charges.”

     This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses.

ANNUAL ADMINISTRATIVE CHARGE
Current[2]	$35
Maximum	$35
MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average Account Value)
Mortality and Expense Risk Fee	1.250%
Daily Administrative Fee	.125%
Total Annual Separate Account Expenses	1.375%

[2]	This charge is deducted annually on the contract anniversary on a pro rata basis from each investment option that you have selected. See “Deductions and Charges.”

     The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2010, charged by the funds that you may pay indirectly during the time that you own the contract. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.33%	5.31%
Net Annual Fund Operating Expenses[1]	0.33%	5.31%
[1]	Advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2012. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

EXPENSE EXAMPLES

    If you surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

1 Year	3 Years	5 Years	10 Years
$1,284	$2,387	$3,459	$6,159

    If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

1 Year	3 Years	5 Years	10 Years
$665	$1,960	$3,211	$6,159

    These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all applicable riders and benefit fees, separate account annual expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/10.

    The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds and that you have allocated all of your contract value to the fund with the maximum total operating expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table above.

Contract Summary

    This prospectus contains information about all the material rights and features of the annuity contract that you should understand before investing. This summary describes the general provisions of the annuity contract.

Overview

    The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans and IRAs should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan or IRA and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

    For more information, see “Purchase of Contracts.”

    The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the contract value will equal or exceed payments made under the contract at maturity date. For more information, see “The Variable Investment Options,” “GIA” and “MVA.”

    You also may select from many different variable and fixed annuity payout options, some of which offer retirement income payments that you cannot outlive. See “The Annuity Period—Annuity Options.”

Suitability

    Annuities are designed for long-term financial planning and are not designed for short-term investment strategies. Make sure you understand all the options for payment and how long you must wait before annuity payments begin. While an annuity offers the potential for appreciation, fees, charges, and poor investment performance can negatively affect the value of your annuity. You bear the investment risk, whether a gain or loss, for any contract value allocated to the Separate Account.

    Annuities do not provide any additional tax deferred advantages when they fund a qualified plan, or an IRA. If your only or main investment objective for your qualified plan or IRA is tax deferral, an annuity product may be more expensive than other products providing tax deferred benefits.

Replacements

    Replacing your existing variable annuity contract(s) with this contract may not be to your advantage. Talk with your registered representative before you replace any existing contract. Carefully compare the risks, charges, and benefits of your existing contract to this contract to determine if a replacement benefits you. Replacing your contract could result in adverse tax consequences. Consult with your tax professional. Once you have replaced your contract, you generally cannot reinstate it unless state law requires the insurer to do so, even if you choose not to accept your new contract during your “free look” period.

Conflicts of Interest

    Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies. The amount of compensation payable to them may vary significantly. Compensation paid to a broker-dealer or registered representative also varies between products issued by the same insurance company. This includes additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation. As a result, you may potentially be sold a product that does not best suit your needs. Talk to your registered representative about potential conflicts of interest created by varying compensation plans. More information about the types of compensation arrangements we offer is contained in the “Sales of Variable Accumulation Contracts” section of this prospectus.

Investment Features

Flexible Premium Payments

You may make premium payments anytime until the maturity date for non-qualified contracts. For IRA/qualified plan contracts, there are federal limitations regarding premium payments after a set age.
You can vary the amount and frequency of your premium payments for non-qualified contracts. For IRA/qualified plan contracts, there are federal limitations regarding the amount of premium payments.
Other than the Minimum Initial Payment, there are no required premium payments.

Minimum Premium Payment

Generally, the Minimum Initial Payment is $1,000.

Allocation of Premiums and Contract Value

Premium payments are invested in one or more of the investment options, GIA and the MVA. Each investment option invests directly in a mutual fund. The MVA is not available for investment after the Maturity Date. Each investment option invests directly in a professionally managed fund.
Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. For more information, refer to “GIA,” “Internet, Interactive Voice Response and Telephone Transfers,” and “Market Timing and Other Disruptive Trading.”
Transfers between the investment options and from the investment options into the MVA are subject to disruptive trading and market timing restrictions. For more information, see “Market Timing and Other Disruptive Trading.” Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. For more information see “MVA” and the MVA prospectus.
The contract value allocated to the investment options varies with the investment performance of the funds and is not guaranteed.
You may also elect an asset allocation or strategic program through which to allocate your premiums and contract value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs” under “The Accumulation Period.”

Withdrawals

You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge and premium tax.
Each year you may withdraw part of your Contract Value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the Contract Value as of the date of the first partial surrender without a surrender charge. Withdrawals in the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code may also be made without a surrender charge. After that you can surrender up to 10% of the contract value as of the last contract anniversary without a surrender charge.
Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contract Owner is under age 59½. See “Federal Income Taxes.”

Death Benefit

    The contract provides for payment on the death of the owner or the annuitant anytime before the maturity date of the contract.

Deductions and Charges

From the Contract Value

Annual Administrative Charge—maximum of $35 each year. For more information, see “Deductions and Charges.”
Market Value Adjustment—any withdrawal from the MVA is subject to a market value adjustment and is taken from the withdrawal amount. For more information, see “MVA.”
Surrender Charges—may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time. If we impose a surrender charge, it is deducted from amounts withdrawn. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. No surrender charges are taken upon the death of the owner before the maturity date. A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:
Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

    For more information, see “Deductions and Charges.”

Taxes—taken from the contract value upon premium payment or commencement of annuity payments.
  PHL Variable will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See “Tax” and Appendix B.
Transfer Charge—currently, there is no transfer charge, however, we reserve the right to charge up to $20 per transfer after the first 12 transfers each contract year. For more information, see “Deductions and Charges.”

From the Separate Account

Daily administrative fee—currently 0.125% annually. For more information, see “Deductions and Charges.”

Mortality and expense risk fee—1.25% annually. For more information, see “Deductions and Charges.”

Other Charges or Deductions

    In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

Additional Information

Free Look Period

    We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within ten days after you receive it and receive in cash the adjusted Contract Value less any charges. (A longer Free Look Period may be required by your state.) If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. However, if applicable state or federal law requires a return of premium payments less any withdrawals, we will return the greater of premium payments less any withdrawals or the Contract Value less any applicable surrender charges.

Termination

    If on any valuation date the total contract value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate without value.

Financial Highlights

    Financial highlights give the historical value for a single unit of each of the available investment options and the number of units outstanding at the end of each of the past ten years, or since the investment option began operations, if less. These tables are highlights only.

    More information, including the Separate Account and Company financial statements, is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.

Financial Statements

    The financial statements of PHL Variable Accumulation Account as of December 31, 2010, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Account’s rates that we credit during a guarantee period.

Performance History

    We may include the performance history of the investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at Net Asset Value and the deduction of all applicable contract and surrender charges except for taxes (which may vary by state).

The Variable Accumulation Annuity

    The individual deferred variable accumulation annuity contract (the “contract”) issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA or MVA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the investment options. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Separate Account and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case the amounts held under a contract will be transferred to the General Account of PHL Variable and PHL Variable will guarantee specified monthly annuity payments.

PHL Variable and the Separate Account

    We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981 (“PHL Variable”). We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06102-5056.

    PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix”) through its holding company, PM Holdings, Inc. Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”), which is a manufacturer of insurance, annuity and asset management products.

    On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

    The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the contract value that you contribute and allocate to the Separate Account. You may also make contributions to the MVA. The MVA is a non-unitized separate account established pursuant to Connecticut insurance law. For more complete information see the “MVA” section below. Under Connecticut law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

    Obligations under the contracts are obligations of PHL Variable Insurance Company. You may make contributions to the GIA which is supported by the assets in PHL Variable’s general account and such contributions are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “GIA” section below.

Contract Guarantees

    Any guarantee under the contract, such as interest credited to the GIA , MVA, or any guarantee provided by a rider to your variable annuity are paid from our general account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

    Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s financial strength, including information on our General Account portfolio of investments, may be found on our website located under “About Us”/“Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2010 and any applicable amendments, may also be found on our website, www.phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling our Annuity Operations Division.

The Variable Investment Options

    You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

    The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a “private label” product), the Company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

    Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

    In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

    Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any Series will achieve its stated investment objective.

    You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting our Annuity Operations Division at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees

    The Company and/or the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds. These agreements compensate the Company and/or the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

    Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

    The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

    These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

    These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

     For additional information concerning the available investment options, please see Appendix A.

GIA

    In addition to the Separate Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    Prior to the maturity date, you may make transfers into or out of the GIA subject to the restrictions described in this section. In general, you may make only one transfer per year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the contract value in the GIA as of the date of the transfer. Also, the contract value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

Year One:	25% of the total value
Year Two:	33% of remaining value
Year Three:	50% of remaining value
Year Four:	100% of remaining value

    We are temporarily waiving these restrictions for transfers out of the GIA to the MVA beginning May 1, 2009. You should know that special charges associated with withdrawals and surrenders apply to the MVA, so you should carefully read the section entitled “MVA” of this prospectus as well as the MVA prospectus for more complete information. We reserve the right to reinstate the transfer restrictions from the GIA to the MVA at any time without advance notice to you.

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

MVA

    The MVA is an account that pays interest at a guaranteed rate if amounts allocated to the MVA are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an Annuity Payment Option before the end of the guarantee period, a market value adjustment will be made. The MVA is available only during the accumulation phase of your contract. The MVA option currently offers different guarantee periods, which provide you with the ability to earn interest at different guaranteed rates on all or part of your Contract Value. Each allocation has its own guaranteed rate and expiration date. Because we change guaranteed rates periodically, amounts allocated to a guarantee period at different times will have different guaranteed rates and expiration dates. The applicable guaranteed rate, however, does not change during the guarantee period.

    We will notify you of the expiration of the guarantee period and of your available options within 30 days of the expiration date. You will have 15 days before and 15 days following the expiration date (“window period”) to notify us of your election. During this window period, any withdrawals or transfers from the MVA will not be subject to a market value adjustment. Unless you elect to transfer funds to a different guarantee period, to the investment options of the Separate Account, to the GIA or elect to withdraw funds, we will begin another guarantee period of the same duration as the one just ended and credit interest at the current rate for that new guarantee period. If you choose a guarantee period that is no longer available or if your original guarantee period is no longer available, we will use the guarantee period with the next longest duration.

    We reserve the right, at any time, to discontinue guarantee periods or to offer guarantee periods that differ from those available at the time your contract was issued. Since guarantee periods may change, please contact us to determine the current guarantee periods being offered.

    Any withdrawal from the MVA will be subject to a market value adjustment unless the effective date of the withdrawal is within the window period. The market value adjustment will be applied to the amount being withdrawn after the deduction of any applicable administrative charge and before the deduction of any applicable contingent deferred sales charges (surrender charges). The market value adjustment can be positive or negative. The amount being withdrawn after application of the market value adjustment can be greater than or less than the amount withdrawn before the application of the market value adjustment.

    A market value adjustment will not be applied upon the payment of the death benefit.

    The market value adjustment will reflect the relationship between the current rate (defined below) for the amount being withdrawn and the guaranteed rate. It is also reflective of the time remaining in the applicable guarantee period. Generally, if the guaranteed rate is equal to or lower than the applicable current rate, the market value adjustment will result in a lower payment upon withdrawal. Conversely, if the guaranteed rate is higher than the applicable current rate, the market value adjustment will produce a higher payment upon withdrawal. Assets allocated to the MVA are not part of the assets allocated to the Separate Account or to PHL Variable’s general account. The availability of the MVA is subject to state approval. The MVA is more fully described in a separate prospectus that should be read carefully before investing.

Deductions and Charges

Annual Administrative Charges

    We deduct an annual administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum and current annual administrative charge under a contract is $35. A reduced charge may apply in certain situations. We waive this charge for those contracts maintaining contract values in excess of $50,000. This charge is deducted from each investment option, GIA and MVA in which you are invested on a pro rata basis. This charge may be decreased but will never increase. This charge is deducted on the contract anniversary date for services rendered during the preceding contract year. Upon surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs. If you elect Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

    We may reduce the annual administrative charges for contracts issued under tax-qualified plans other than IRAs, and for group or sponsored arrangements such as Internal Revenue Code Section 403(b) or 457 Plans. Generally, administrative costs per contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the contracts are purchased and other factors. The amount of reduction will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.

Daily Administrative Fee

    We make a daily deduction charge from the contract value to cover the costs of administration. The current fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA or MVA.)

Market Value Adjustment

    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

Mortality and Expense Risks Fee

    While you bear the investment risk of the investment option in which you invest, once the contract has been converted to a fixed annuity, the annuity payments are guaranteed by us. We assume the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that our expenses may be higher than the deductions for such expenses.

    In assuming the mortality risk, we agree to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the contract, to the annuitant or other payee for as long as he or she may live.

    To compensate for assuming these risks, we charge each investment option the daily equivalent of .40% annually of the current value of the investment option’s net assets for mortality risks assumed and the daily equivalent of .85% annually for expense risks assumed. (See the contract schedule pages.) No mortality and expense risk charge is deducted from the GIA or MVA. If the charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to PHL Variable.

    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

Surrender Charges

    A surrender charge may apply to withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount (if any) of a surrender charge depends on whether your payments are held under the contract for a certain period of time. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. These are contingent charges because they are paid only if you surrender your contract. They are deferred charges because they are not deducted from premiums. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. Surrender charges will also be waived when you begin taking annuity payments provided your contract has been in effect for five years. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Option K or L below. See “Annuity Options.” Any surrender charge is imposed on a first-in, first-out basis.

    Up to 10% of the contract value may be withdrawn in a contract year, either in a lump sum or by multiple scheduled or unscheduled amounts without the imposition of a surrender charge. In addition, withdrawals in the amount of the RMD, as defined in the Code may also be made without a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In subsequent years, the 10% will be based on the previous contract anniversary value. The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, is as follows:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

    If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

    The total deferred surrender charges on a contract will never exceed 9% of total payments, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Surrender charges imposed in connection with partial surrenders will be deducted from the investment options, GIA and MVA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

Tax

    Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase payment premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and taxes, see “Appendix B.”

    We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. There are currently no federal taxes charged on premium payments for which we are presently making any deduction.

Transfer Charge

    Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Other Charges

    As compensation for investment management services, the Advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

The Accumulation Period

    The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

Accumulation Units

    An accumulation unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. Additional premium payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such units next determined after the receipt of the premium payment at our Annuity Operations Division. The number of accumulation units of an investment option purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that investment option next determined after receipt of the premium payment. The value of the accumulation units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values

    On any date before the maturity date of the contract, the total value of the accumulation units in an investment option can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts

    We require minimum initial payments of:

Non-qualified plans—$1,000
Qualified Plans/IRAs—$1,000

    The initial payment is due and payable before the contract becomes effective. Generally, we require minimum subsequent payments of $25. An automated payment or bank draft service may be available under certain, very limited circumstances. Contact our Annuity Operations Division for information regarding this service.

    The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without the permission of PHL Variable. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract for non-qualified contracts. If the contract is an IRA/qualified plan, federal law limits the age after which further premium payments are permitted and the amount of premium payments.

    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned. You may request us to hold your premium payment after the five day period while the application is completed and within two days after completion we will apply your premium payment. Please note that prior to the completion of your application or order form, we will hold the premium in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division.

    Payments received under the contracts will be allocated in any combination to any investment option, GIA or MVA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix Money Market Investment Option. See “Free Look Period.” Changes in the allocation of payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to PHL Variable and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    For certain eligible groups, we may reduce the initial or subsequent payment amount we accept for a contract. Qualifications for such reduction follow:

the makeup and size of the prospective group; or
the method and frequency of payments; and
the amount of compensation to be paid to Registered Representative(s) on each payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the payment is received. We reserve the right to change these rules from time to time.

Additional Programs

    You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

    Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

    We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Franklin Templeton Perspectives Allocation Model, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

    You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

    If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Annuity Operations Division. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

    The following programs are currently available:

AllianceBernstein VPS Balanced Wealth Strategy Portfolio

The AllianceBernstein VPS Balanced Wealth Strategy portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  Franklin Income Securities Fund—34%
  Mutual Shares Securities Fund—33%
  Templeton Growth Securities Fund—33%
Franklin Templeton Perspectives Allocation Model

Through the Franklin Templeton Perspectives Allocation Model, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  Franklin Flex Cap Growth Securities Fund—34%
  Mutual Shares Securities Fund—33%
  Templeton Growth Securities Fund—33%
Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

  Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.
  Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.
  Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.
  Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.
  Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

Ibbotson Asset Allocation Series

The Ibbotson Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFS, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

  Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
  Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
  Ibbotson Growth ETF Asset Allocation Portfolio – Class II
  Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

    If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this contract.

Asset Rebalancing Program

    The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

    We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. You may start or discontinue this program at any time by submitting a written request or calling our Annuity Operations Division.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.

    Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

    The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.

    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program. Except as described below, the Dollar Cost Averaging Program is not available to individuals while the Asset Rebalancing Program is in effect.

    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

    We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

    You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

    All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our Annuity Operations Division.

    After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

    We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

    If you elect an Optional Benefit after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while the Optional Benefit is in effect. If you are currently in a program of this type, it will terminate on the date the Optional Benefit becomes effective.

    If you elect to participate in the Franklin Templeton Perspectives Allocation Model, Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and
2.	Asset Rebalancing with monthly rebalancing in the Franklin Templeton Perspectives Allocation Model or the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

    If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

Interest Investment Program

    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

    You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

    You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

    The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

    Prior to the Maturity Date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option, MVA and GIA bearing a pro rata share. Withdrawals from the MVA may be subject to a market value adjustment.

    The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary. Any applicable premium tax and surrender charges will be applied to the withdrawal.

    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the Maturity Date. There is no charge for participating in this program.

Surrender of Contract and Withdrawals

    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L.

    Prior to the Maturity Date, you may withdraw up to 10% of the Contract Value in a contract year, either in a lump sum or by multiple scheduled or unscheduled withdrawals, without the imposition of a surrender charge. In addition, withdrawals in the amount of the RMD, as defined in the Internal Revenue Code may also be made without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge is available only on contracts issued on or after May 1, 1996, and will be determined based on the Contract Value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. Withdrawals are subject to income tax on any gain plus a 10% penalty tax if the policyholder is under age 59 ½. See “Federal Income Taxes.”

    The appropriate number of Accumulation Units of an investment option will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract Values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Payment Deferral.” There may be adverse tax consequences to certain surrenders and partial withdrawals. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See “Surrender Charges.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your contract. For your protection, the form must be requested from our Operations Division by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form, in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000.

Contract Termination

    The contract will terminate without value, if on any valuation date:

The contract value is zero; or
The premium tax reimbursement due on surrender or partial withdrawals is greater than or equal to the contract value (unless any contract value has been applied under one of the variable payment options).

     PHL Variable will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?

    A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment

Death of an Owner/Annuitant

If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner/annuitant’s beneficiary. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

Death of an Annuitant who is not the Owner

If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant and the contract continues. If there is no contingent annuitant, the death benefit will be paid to the annuitant’s beneficiary.

Death of Owner who is not the Annuitant

If the owner who is not the annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse. The survival of the annuitant does not affect this payment. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

Spousal Beneficiary Contract Continuance

If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can continue the contract as the contract owner. See “Spousal Definition” for further discussion of spousal qualifications.

Contingent Annuitant Contract Continuance

Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant, the contract will continue with the contingent annuitant becoming the annuitant.

Qualified Contracts

Under qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract. Death benefit payments must satisfy distribution rules. See “Federal Income Taxes—Qualified Plans.”

Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, the death of the primary annuitant is treated as the death of the owner.

Payment Amount

Upon the Death of the Annuitant or Owner/Annuitant who has not yet reached the Maturity Date (age 85)
1.	Death occurring in the first 6-year period following the contract date—the greater of:
a.	100% of payments, less any withdrawals; or
b.	the contract value as of the claim date.
2.	Death occurring in any subsequent 6-year period—the greater of:
a.	the death benefit that would have been payable at the end of the previous 6-year period, plus any payments, less any withdrawals made since that date; or
b.	the contract value as of the claim date.
After the Maturity Date (Annuitant’s 85th birthday)

The death benefit (less any deferred premium tax) equals the contract value (no surrender charge is imposed) on the claim date.

Death of an Owner who is not the Annuitant

Upon the death of an owner who is not the annuitant, the death proceeds will be paid to the owner’s beneficiary. The death benefit is equal to the cash surrender value.

    There are a number of options for payment of the death benefit, including lump sum, systematic withdrawals and annuity. If the death benefit amount to be paid is less than $2,000, it will be paid in a single lump sum (see “Annuity Options”). Depending upon state law, the death benefit payment to the beneficiary may be subject to state inheritance or estate taxes and we may be required to pay such taxes prior to distribution. There are specific Internal Revenue Code requirements regarding payment of the death benefits, see “Federal Income Taxes—Distribution at Death.” A recipient should consult a legal or tax adviser in selecting among the death benefit payment options.

Retained Asset Account

    Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. If you do not elect a single lump sum, the proceeds of the death benefit will be applied to a retained asset account, the Phoenix Concierge Account (“PCA”), an interest bearing draft account with check writing privileges. If you do not affirmatively elect to have the full death benefit amount sent to you, the PCA will become default method of payment when the death claim is greater than or equal to $5,000 and the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. You may opt out of the PCA at any time by writing a check from the PCA for the full amount of your balance or by calling our Annuity Service Center. A supplementary contract may be issued when death benefit proceeds are paid through the PCA.

    The PCA is part of our general account. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of our general account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

Internet, Interactive Voice Response and Telephone Transfers

    You may transfer your contract value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or telephone. The Company may discontinue any of these options and may provide other options at any time. PHL Variable and 1851 Securities, Inc. (“1851”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and 1851 may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and 1851 reasonably believe to be genuine.

    We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

    Prior to the maturity date of your contract, you may elect to transfer all or any part of the contract value among one or more investment options, the GIA or MVA subject to the limitations established for the GIA and MVA. A transfer from an investment option will result in the redemption of accumulation units and, if another investment option is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of notice of election in a form satisfactory to us. A transfer among investment options, the GIA or MVA does not automatically change the payment allocation schedule of your contract.

    You may also request transfers and changes in payment allocations among available investment options, the GIA or MVA by calling our Annuity Operations Division at 800-541-0171 between the hours of 8:30 a.m. and 4:00 p.m. eastern time on any valuation date or by writing to the address listed on the first page of this prospectus. You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case-by-case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

    No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $20 per transfer after the first 12 transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, “GIA.” See the MVA prospectus for information regarding transfers from the MVA.

    Currently, contracts in the annuity period are not able to make transfers between investment options.

Market Timing and Other Disruptive Trading

    We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

    “Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;
an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and
increased brokerage and administrative expenses.

    To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

    Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.), restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges), require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

implement and administer redemption fees imposed by one or more of the underlying funds, or impose other limitations or restrictions.

    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

    Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

    Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

    We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or, if so, what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

    We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

    The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

    Annuity payments will begin on the contract’s maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Separate Account is continued unless a Fixed Payment Annuity is elected.

    Surrender charges will be waived when you begin taking annuity payments provided your contract has been in effect for five years. Each contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with 10-Year Period Certain unless a different annuity option is elected by you. See “Annuity Payment Options.” Under a Variable Payment Life Annuity with 10-Year Period Certain, annuity payments, which may vary in amount based on the performance of the investment option selected, are made monthly for life and, if the annuitant dies within 10 years after the maturity date, the annuitant’s beneficiary will be paid the payments remaining in the 10-year period. A different form of annuity may be elected by you prior to the maturity date. Once annuity payments have commenced, the annuity payment option may not be changed.

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant’s 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. A policyholder can defer the maturity date to the contract anniversary nearest the annuitant’s 95th birthday if we receive documentation concerning the policyholder’s satisfaction of Internal Revenue Code Required Minimum Distributions. See “Federal Income Taxes”.

    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date.

Annuity Payment Options

    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date automatically will be applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the annuitant under Option I described below. Any annuity payments falling due after the death of the annuitant during the period certain will be paid to the annuitant’s beneficiary. Each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates; however, if the current rate is higher, we’ll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

    The initial payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

    Instead of the 10-year period certain variable payment life annuity (see “Option I—Variable Payment Life Annuity with 10-Year Period Certain”), you may, by written request received by our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L.

    The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the investment options. For more information, see “Charges for Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options; however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period Certain

    Provides a monthly income for the life of the annuitant. In the event of death of the annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

Option B—Non-Refund Life Annuity

    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

Option C—Discontinued

Option D—Joint and Survivor Life Annuity

    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity payment option is chosen. No income is payable after the death of the surviving annuitant.

    Under Option D, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

Option E—Installment Refund Life Annuity

    Provides a monthly income for the life of the annuitant. In the event of the annuitant’s death, the annuity income will continue to the annuitant’s beneficiary until the amount applied to purchase the annuity payment option has been distributed.

Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

    Under Option F, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

Option G—Payments for Specified Period

    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

Option H—Payments of Specified Amount

    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant’s beneficiary until the end of the elected period certain.

Option I—Variable Payment Life Annuity with 10-Year Period Certain.

    Unless another annuity payment option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant’s beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested.

Option J—Joint Survivor Variable Payment Life Annuity with 10-Year Period Certain

    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

Option K—Variable Payment Annuity for a Specified Period

    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option L—Variable Payment Life Expectancy Annuity

    Provides a variable payout monthly income payable over the annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant’s beneficiary. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option M—Unit Refund Variable Payment Life Annuity

    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant’s beneficiary will receive the value of the remaining annuity units in a lump sum.

Option N—Variable Payment Non-Refund Life Annuity

    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

Other Options and Rates

    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the current annuity payment rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see “Option F” and “Option J” above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in IRAs must begin required minimum distributions (“RMDs”) by April 1 of the year following the year in which they attain age 70½. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70½.

    We will assist contract owners with compliance with the RMD requirements. Amounts up to the RMD may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an annuity option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between investment options are not available for amounts allocated to any of the variable payment annuity options.

Payment Upon Death After Maturity Date

    If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant’s beneficiary any annuity payments due during any applicable period certain under the annuity option in effect on the annuitant’s death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant’s beneficiary according to the payment option in effect at the time of the annuitant’s death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner’s beneficiary according to the payment option in effect at the time of the owner’s death.

    For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

    (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

Variable Account Valuation Procedures

Valuation Date

    A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or

3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

    The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each Valuation Date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

Accumulation Unit Value

    The value of one Accumulation Unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable net investment factor for the valuation period ending on such Valuation Date. After the first valuation period, the Accumulation Unit Value reflects the cumulative investment experience of that investment option.

Net Investment Factor

    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions

Assignment

    Owners of contracts issued in connection with non-qualified plans may assign their interest in the contract without the consent of the beneficiary. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.”

    Contracts issued in connection with IRAs/qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

    Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within seven days after receipt of the written request by our Annuity Operations Division in good order unless another payment option has been agreed upon by you and us.

    However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

    Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Annuity Operations Division. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

    Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Community and Marital Property States

    If the Contract Owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The Contract Owner should consult with legal counsel regarding this designation. Should spousal consent be required, We will not be liable for any consequences resulting from the failure of the Contract Owner to obtain proper consent.

Amendments to Contracts

    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes including changes required in order to maintain tax status as an IRA or qualified plan. Except for changes related to tax status, changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

    If, in the judgment of PHL Variable’s management, one or more of the funds becomes unsuitable for investment by Contract Owners, we reserve the right to substitute Accumulation Units of another investment option for Accumulation Units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

Ownership of the Contract

    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

Inherited/Stretch Annuity Feature

    This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least the required minimum distribution (“RMD”) required under the Internal Revenue Code and its accompanying rules and regulations (see “Federal Income Taxes”). Electing a “stretch” payout may provide tax advantages to the beneficiary.

    This Feature is available to an individual or trust beneficiary of an IRA, (including a Roth IRA), or qualified plan or to an individual beneficiary of a non-qualified contract issued by PHL Variable (or its affiliates) or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this Big Edge Choice® Contract for this Feature, then to the extent not in conflict with the Internal Revenue Code, all contract rights will be available to the purchaser. However, if a beneficiary of this Big Edge Choice® Contract elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this Contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have an IRA/qualified or non-qualified contract and whether the beneficiary is an individual or a trust. In no event may additional premiums be added to the deceased Contract Owner’s interest.

    If this Feature is elected, we will assist with the calculation of the RMD and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct RMD is actually withdrawn from the contract each year.

    The following guidelines will apply when we administer this Feature:

We will assist with the calculation of the RMD each year in accordance with the Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account. Fair Market Value is determined using specific Code requirements and the amount may be different than the year-end account value.
With certain limitations, a beneficiary’s share of the death benefit will be distributed over his or her life expectancy, based on IRS tables. If there are multiple beneficiaries and a separate beneficiary account is not established by December 31st of the calendar year following the year of death, the death benefit will be distributed over the life expectancy of the oldest beneficiary.
For a non-qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the RMD payments will be based on the life expectancy of the deceased Owner at the time of death.
If the beneficiary is a non-natural person under an IRA/qualified plan, and the deceased Owner died after his or her required beginning distribution date, we will use the remaining life expectancy of the deceased to compute remaining payments.
The annual RMD must be withdrawn each year. For a non-qualified contract, the first RMD must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/qualified plans, the first RMD must be distributed on or before December 31st of the calendar year following the year of the deceased’s death.
For an IRA/qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone RMDs until the year the deceased spouse would have turned 70 and 1/2. In the alternative, the spouse can also add the IRA/qualified plan proceeds to his or her own IRA after which the RMDs must begin when the surviving spouse attains age 70 ½.

For a non-qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can continue the contract; in this event, RMDs are not required until the death of the surviving spouse. See “Spousal Definition” for further discussion of spousal qualifications.

The RMD may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.
In addition to RMD amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled “Summary of Expenses” and “Surrender of Contracts and Withdrawals”).
The beneficiary who elects this Feature may continue or change the Investment Options from those that the deceased Owner selected.

    Additional information regarding our administration of this feature is provided in a “Required Minimum Distribution (RMD) Request and Acknowledgment Form,” available upon request. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Federal Income Taxes

Introduction

    The contracts are designed for use with retirement plans, including non-qualified plans and qualified plans or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (within this section, referred to as the “Code”). The ultimate impact of federal income taxes on the amounts held under a contract, premiums paid for the contract, payments received under the contract and on the economic benefits to the policyholder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts, IRAs and qualified plans; if enacted, these changes could be retroactive. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity, IRA and/or qualified plan for federal income tax purposes. For a discussion of federal income taxes as they relate to any underlying account investment options, please see the prospectuses for these investments.

    Note on Terminology: The Code uses the term “policyholder”, in describing the owner of an Annuity. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

    We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately under the “regulated investment company” provisions (Subchapter M) of the Code.

    Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Non-qualified Plans

    Code section 72 governs taxation of annuities. In general, a policyholder (Contract owner) is not taxed on increases in the value of an annuity contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently. See “Contracts Owned by Non-Natural Persons,” “Owner Control” and “Diversification Standards” below.

    The policyholder may elect one of the available death benefit guarantees under the contract. One or more of the options available may, in some cases, exceed the greater of the sum of premium payments or the Contract Value. The IRS may take the position with respect to these death benefit guarantees that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchase payments for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit guarantee under this contract or any amendments, benefits or endorsements to the contract.

Surrenders or Withdrawals Prior to the Annuity Starting Date or Contract Maturity Date

    Code section 72 provides that a withdrawal or surrender of the contract prior to the annuity starting date or contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the policyholder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. This taxable portion is referred to as “gain” or “contract gain”. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract and the amount of the pledge, loan or assignment will be taxed as if received in cash by the policyholder.

Surrenders, Withdrawals, or Annuity Payments On or After the Annuity Starting Date or Contract Maturity Date

    Upon receipt of a lump sum payment under the contract, the policyholder is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

    For amounts received as an annuity, which are amounts payable at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each fixed payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. A variable contract may have annuity distribution options under which the payments are fixed or variable.

    Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans or IRAs, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

    Withholding of federal income taxes on all distributions may be required unless the policyholder properly elects not to have any amounts withheld and notifies our Operations Division of that election on the required forms and under the required certifications. Certain policyholders cannot make this election.

Partial Annuitization

    If permitted by contract, a policyholder can elect to only designate a portion of the annuity contract as paid as an amount received as an annuity. To qualify, the payments must be paid out over a period of 10 years or more. The portion so designated will be treated as a separate contract for annuity taxation purposes. For purposes of applying the rules for the calculation of the exclusion ratio for annuity distributions, the definitions of “investment in the contract,” “expected return,” and “annuity starting date”, and the provisions for the taxation of distributions from the annuity for amounts received before the contract maturity date, the investment in the contract will be allocated pro rata between each portion of the contract from which amounts are received as an annuity, and the portion of the contract from which amounts are not received as an annuity.

Surrenders or Withdrawals Prior to the Contract Maturity Date

    Code section 72 provides that a withdrawal or surrender of the contract prior to the contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the policyholder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract.

Surrenders or Withdrawals On or After the Contract Maturity Date

    Upon receipt of a lump sum payment under the contract, the policyholder is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

    For amounts received as an annuity, which are amounts payable at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

    Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

    Withholding of federal income taxes on all distributions may be required unless the policyholder properly elects not to have any amounts withheld and notifies our Operations Division of that election on the required forms and under the required certifications. Certain policyholders cannot make this election.

Penalty Tax on Certain Surrenders and Withdrawals—Non-qualified Contracts (Contracts not issued in connection with qualified plans or IRAs)

    Amounts surrendered, withdrawn or distributed before the policyholder/taxpayer reaches age 59½ are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the policyholder (or where the holder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code section 72(m)(7); (iii) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty.

    Separate tax withdrawal penalties apply to qualified plans and IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs.”

Additional Considerations

Distribution-at-Death Rules

    For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the policyholder dies on or after the contract Maturity Date, and before the entire interest in the contract has been distributed, the remainder of the policyholder’s interest will be distributed at least as rapidly as the method in effect on the policyholder’s death; and (b) if a policyholder dies before the contract Maturity Date, the policyholder’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the policyholder’s date of death. If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

    If the primary Annuitant, which is not the policyholder, dies before the Maturity Date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the policyholder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

    If the policyholder dies on or after the Maturity Date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

    Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

    Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Transfer of Annuity Contracts

    Transfers of contracts for less than full and adequate consideration at the time of such transfer will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the policyholder’s income. This provision does not apply to transfers between spouses or transfers incident to a divorce.

Contracts Owned by Non-Natural Persons

    If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

    Code section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another or the exchange of one annuity contract for a long-term care contract. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the policyholder by the original insurer and then transmitted from the policyholder to the new insurer. For IRA and qualified plan contracts, the proceeds can be transmitted through the policyholder if specific conditions are met.

    Exchanges are permitted of the entire contract or a portion of the contract. Upon a partial exchange, distributions within twelve (12) months after the exchange are subject to potential additional tax ramifications. Policyholders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

    Code section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same policyholder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Diversification Standards

Diversification Regulations

    Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

55% in any 1 investment
70% in any 2 investments
80% in any 3 investments
90% in any 4 investments

    A “look-through” rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control (Investor Control)

    The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned.

    In 2003, the IRS issued formal guidance that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

    The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholder could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholder and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

    At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying funds, transfers between or among underlying funds, exchanges of underlying funds or changes in investment objectives of underlying funds such that the contract would no longer qualify as an annuity for tax purposes, we reserve the right to modify the contract to the extent required to maintain annuity tax treatment.

Diversification Regulations and IRA/Qualified Plans

    Code section 817(h) applies to a variable annuity contract other than a pension plan contract. Qualified plans and IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of IRA/qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for non-qualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General—Qualified Plans and IRAs

    The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Roth 403(b) contracts, Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as policyholders, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a policyholder’s named beneficiary designation or elected annuity payment option may not be enforceable.

    The owner of the contract may elect one of the available death benefit guarantees under the contract. We are of the opinion that the death benefit guarantees available under the contract are part of the annuity contract. One or more of the death benefit guarantees available may exceed the greater of the sum of premium payments or the Contract Value. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit option such as those available under the contract complies with the qualification requirements for an IRA or any other qualified plan.

    There is a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Certain death benefit guarantees may be purchased under the contract. IRAs and other qualified contracts generally may not invest in life insurance contracts. There is a risk that IRS may consider these death benefit guarantees “incidental death benefits.” There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or Contract Value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

    Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the policyholder directly generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided if the policyholder arranges for a direct rollover or trustee-to-trustee transfer to another IRA/qualified plan. These mandatory withholding rules apply to all taxable distributions from qualified plans except (a) distributions required under the Code, such as required minimum distributions, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions). The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

    The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. This discussion does not address these plan requirements in detail. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith. Individuals are urged to consult with their own tax or legal advisors.

Tax Sheltered Annuities (“TSAs”), Tax Deferred Annuities (“TDAs”), Section 403(b)

    Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

    Code section 403(b)(11) imposes certain restrictions on a policyholder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59½, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract. Section 403(b)(11), applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

    If a policyholder requests a distribution due to attaining age 59 ½, separation from service or becoming disabled, the policyholder must follow specific written documentation requirements, in a form acceptable to us, before we can process the distribution.

    If a policyholder requests a distribution as a result of hardship, the employer must specifically authorize the distribution. It is not the responsibility of the contract issuer to monitor compliance with IRS regulations relating to hardship distributions. If a hardship distribution is desired, the policyholder must follow the requirements set forth by the employer and we must receive consent by the employer, in a form acceptable to us, to process the distribution.

    If certain contractual requirements are met, loans may be made available under section 403(b) contracts. A loan from a participant’s Contract Value may be requested only if the contract provides for loans and if the employer specifically permits and authorizes each specific loan. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not the responsibility of the contract issuer to monitor compliance with these requirements. If a loan is desired, the policyholder must follow the requirements set forth by the employer and we must receive consent by the employer, in form acceptable to us, to process the loan.

    If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code. Amounts borrowed from a Market Value Adjustment (“MVA”) account are subject to the same market value adjustment as applies to transfers from the MVA.

    Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent premium payments allocation on file with us, except that no amount will be transferred to the MVA.

    Under section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

    As of January 1, 2009, there are new Income Tax Regulations impacting section 403(b) plans, including the requirement that the employer have a written Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request. As a result of these regulations and requirements set forth by the employer, we may require additional documentation prior to executing transactions involving contracts issued in connection with section 403(b) plans. These documentation requirements may change from time to time.

Keogh Plans

    The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS. Annuity contracts may be funding vehicles under a Keogh plan. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Individual Retirement Annuities

    Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as “Traditional IRAs”, “Roth IRAs”, “SEP IRA”, “SARSEP IRA”, “SIMPLE IRA”, and “Deemed IRAs”. Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the timing of contributions, the persons who may be eligible and on the time when distributions shall commence. In addition, distributions from certain other types of qualified plans may be transferred into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements.

Corporate Pension and Profit-Sharing Plans

    Code section 401(a) permits corporate employers to establish various types of retirement plans for employees.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

    Code section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the policyholder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

    In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s after-tax cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans and IRAs, the individual may have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the policyholder, lifetime withdrawals are received without tax.

    Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under section 401, section 403(b) and IRAs other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts distributed are not includable in gross income no tax penalty will be imposed.

    The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the policyholder or Annuitant (as applicable) reaches age 59½; (b) distributions following the death the policyholder or Annuitant (as applicable); (c) distributions attributable to the policyholder or Annuitant (as applicable) being disabled within the meaning of section 72(m)(7), (d) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the policyholder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such policyholder or Annuitant (as applicable) and his or her designated beneficiary; (e) distributions to a policyholder or Annuitant (as applicable) who has separated from service after he has attained age 55; (f) distributions made on account of an IRS levy on the IRA or plan, (g) distributions made to the policyholder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the policyholder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (h) distributions made to an alternate payee pursuant to a qualified domestic relations order; (i) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the policyholder and spouse and dependents if the certain conditions are met; (j) distributions from IRAs for certain qualified educational expenses of the policyholder, spouse, children or grandchildren; (k) distributions from IRA for qualified first-time home purchase expenses; (l) distributions from retirement plans to individuals called to active military. The exceptions stated in items (e) and (h) above do not apply in the case of an IRA. The exception stated in item (d) applies to an IRA without the requirement that there be a separation from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty.

    Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70½ or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. The required distribution rules do not apply to Roth IRAs. This commencement date is referred to as the “required beginning date.” Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the required amount not distributed.

    The amount that must be distributed is based on Code rules relating to “Required Minimum Distributions.” This RMD takes into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

    An individual is required to take distributions from all of his or her retirement accounts; however, if the individual has two or more accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has a traditional IRA and a section 403(b) contract, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two contracts.

    We are required to file an information return to the IRS, with a copy to the participant, of the total account value of each account. This information return will also indicate if RMDs are required to be taken. We will provide information to each policyholder concerning the RMD computations for his or her annuity contract.

    In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

    Under the after-death RMD rules, if the original policyholder died prior to the required beginning date, and designated a contract beneficiary, then the full account value must be distributed either by the end of the fifth calendar year after the year of the owner’s death or over a period of no longer than the life expectancy of the oldest individual beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death. If the owner did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner’s estate), then the life expectancy payouts are not permitted and only the five-year rule is permitted.

    If the policyholder died after the required beginning date and designed a contract beneficiary, then the maximum payout period is the longer of the life expectancy of the named beneficiary or the remaining life expectancy of the original policyholder. If there was no named contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner’s estate), then the only payment permitted is based on the remaining life expectancy of the original policyholder.

    In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date. Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Withholding and Information Reporting

    We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder or beneficiary provide certain information, including social security number or tax identification number and current address.

    In addition to information reporting, we are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless a valid election is made to not have any withholding or in certain other circumstances. An election of no withholding is not permitted if a correct social security number or other taxpayer identification number is not provided or if the IRS advises that withholding is required. Special withholding rules apply to payments made to nonresident aliens.

    You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

    In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

Spousal Definition

    Federal law requires that under the Internal Revenue Code, the special provisions relating to a “spouse” relate only to persons considered as spouses under the Defense of Marriage Act (DOMA), Pub. L. 104-199. Under this Act, same-sex marriages, civil union partners, domestic partners or others in like status currently are not recognized as spouses for purposes of federal law. Therefore, any options afforded by federal tax law to a “spouse “under the Code are currently not available to a same-sex spouse, domestic partner, civil union partner or other in like status. Same-sex spouses, civil union partners, domestic partners and others who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. In the event that federal law is changed concerning treatment of same-sex spouses, civil union partners, domestic partners or other in like status, we will modify our processing accordingly.

Seek Tax Advice

    The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Policyholder considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan or IRA.

Sales of Variable Accumulation Contracts

    PHL Variable has designated 1851 Securities, Inc. (“1851”) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a distribution agreement. 1851, an affiliate of the PHL Variable, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the PHL Variable and its affiliated companies. PHL Variable or an affiliate reimburses 1851 for expenses 1851 incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). 1851 does not retain any fees under the Contracts; however, 1851 may receive 12b-1 fees from the underlying funds.

    1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SecuritiesSecurities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

    1851 and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

    On September 15, 2010, 1851 became the principal underwriter and distributor for the SEC registered products.

Compensation

    Broker-dealers who have selling agreements with 1851 and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

    We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker- dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives and up to 2.5% annually of contract value (if asset based compensation is paid).

    To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

    This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or 1851 may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a surrender charge, proceeds from this charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

    We have unique arrangements for compensation with select broker-dealer firms based on the firm’s aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

State Regulation

    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of PHL Variable includes certain limitations on the investments, which may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

    Reports showing the contract value will be furnished to you at least annually.

Voting Rights

    As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and, as such, have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting.

    We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

    In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

    Matters on which owners may give voting instructions may include the following: (1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series’ fundamental investment policy, owners participating in such series will vote separately on the matter. The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

PHL Variable – Legal Proceedings

    We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

    State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

    Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

SAI Table of Contents

    The SAI contains more specific information and financial statements relating to the Separate Account and PHL Variable Insurance Company. The Table of Contents of the SAI is set forth below:

PHL Variable Insurance Company
Underwriter
Services
Information Sharing Agreements
Performance History/Calculation of Yield and Return
Calculation of Annuity Payments
Experts
Separate Account Financial Statements
Company Financial Statements

    Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A – Investment Options

     Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stock, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc.[3]
		Subadvisor:	Summit Investment Partners, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government and government agency securities and mortgage-backed securities.	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Invesco V.I. Capital Appreciation Fund	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Equity and Income Fund[4]	Capital appreciation and current income	Invesco Advisers, Inc.[8]
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC

A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Seeks capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers,, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities	OppenheimerFunds, Inc.
Oppenheimer Main Street Small- & Mid-Cap Fund® / VA5	Capital appreciation	OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the US and no-US governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities.	Pacific Investment Management Company LLC
Rydex|SGI VT U.S. Long Short Momentum Fund[1,2]	Seeks long-term capital appreciation.	Security Global Investors
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond.	Security Global Investors
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index.	Security Global Investors
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc.
		Subadvisor:	SCM Advisors LLC
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc.
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.

A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc.
		Subadvisor(s):	Goodwin Capital Advisers, Inc. (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C..
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C.
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C..
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Investment Adviser name change effective April 30, 2011. Previously known as Calvert Asset Management Company, Inc. Growth ETF Asset Allocation Portfolio. Investment Adviser change effective the same date from Phoenix Variable Advisors, Inc. to ALPS Advisors, Inc.
[4]	Name change effective June 1, 2010. Previously known as Van Kampen UIF Equity and Income Portfolio. Investment Adviser change effective the same date from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.
[5]	Name change effective April 30, 2011. Previously known as Oppenheimer Main Street Small-Cap Fund®/VA.

A-3

APPENDIX B – Deductions for Taxes – Qualified and Non-qualified Annuity Contracts

State	Upon Premium Payment	Upon Annuitization	Non-qualified	Qualified
California		X	2.35%	0.50%
Florida[3]		X	1.00	1.00
Maine	X		2.00
Nevada		X	3.50
South Dakota	X		1.25[1]
Texas		X	0.04[2]	0.04
West Virginia		X	1.00	1.00
Wyoming		X	1.00
Commonwealth of Puerto Rico		X	1.00	1.00
NOTE:	The above tax deduction rates are as of January 1, 2011. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of taxes, see “Deductions and Charges—Tax.”

[1]	South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.
[2]	Texas charges an insurance department “maintenance fee” of .04% on annuity considerations, but the department allows this to be paid upon annuitization.
[3]	Florida, while imposing a tax, grants exemption from the tax if the insurer can show the savings from the exemption is passed on to Florida policy owners.

B-1

APPENDIX C – Financial Highlights

    The following tables give the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the Statement of Additional Information (“SAI”). You may obtain a copy of the SAI free of charge by calling 800/541-0171 or by writing to:

PHL Variable Insurance Company
Annuity Operations Division
PO Box 8027
Boston, MA 02266-8027

Death Benefit Option 1 Contracts

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Alger Capital Appreciation Portfolio – Class I-2 Shares
From 01/01/2001 To 12/31/2001	$1.525	$1.264	1,015
From 01/01/2002 To 12/31/2002	$1.264	$0.824	1,426
From 01/01/2003 To 12/31/2003	$0.824	$1.095	2,227
From 01/01/2004 To 12/31/2004	$1.095	$1.168	2,058
From 01/01/2005 To 12/31/2005	$1.168	$1.319	1,582
From 01/01/2006 To 12/31/2006	$1.319	$1.551	1,222
From 01/01/2007 To 12/31/2007	$1.551	$2.043	921
From 01/01/2008 To 12/31/2008	$2.043	$1.105	739
From 01/01/2009 To 12/31/2009	$1.105	$1.647	578
From 01/01/2010 To 12/31/2010	$1.647	$1.852	489
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B
From 03/24/2008* To 12/31/2008	$1.000	$0.746	15
From 01/01/2009 To 12/31/2009	$0.746	$0.916	383
From 01/01/2010 To 12/31/2010	$0.916	$0.996	45
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
From 03/24/2008* To 12/31/2008	$1.000	$0.697	13
From 01/01/2009 To 12/31/2009	$0.697	$0.938	230
From 01/01/2010 To 12/31/2010	$0.938	$1.165	149
DWS Equity 500 Index VIP – Class A
From 11/07/2001* To 12/31/2001	$2.000	$2.108	74
From 01/01/2002 To 12/31/2002	$2.108	$1.630	646
From 01/01/2003 To 12/31/2003	$1.630	$2.060	1,530
From 01/01/2004 To 12/31/2004	$2.060	$2.247	2
From 01/01/2005 To 12/31/2005	$2.247	$2.320	1,503
From 01/01/2006 To 12/31/2006	$2.320	$2.643	1,231
From 01/01/2007 To 12/31/2007	$2.643	$2.745	806
From 01/01/2008 To 12/31/2008	$2.745	$1.701	660
From 01/01/2009 To 12/31/2009	$1.701	$2.120	24
From 01/01/2010 To 12/31/2010	$2.120	$2.398	567
DWS Small Cap Index VIP – Class A
From 03/24/2008* To 12/31/2008	$1.000	$0.733	22
From 01/01/2009 To 12/31/2009	$0.733	$0.915	25
From 01/01/2010 To 12/31/2010	$0.915	$1.140	46

C-1

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Federated Fund for U.S. Government Securities II
From 01/01/2001 To 12/31/2001	$2.174	$2.295	3,252
From 01/01/2002 To 12/31/2002	$2.295	$2.469	7,332
From 01/01/2003 To 12/31/2003	$2.469	$2.492	4,732
From 01/01/2004 To 12/31/2004	$2.492	$2.547	3,788
From 01/01/2005 To 12/31/2005	$2.547	$2.563	3,427
From 01/01/2006 To 12/31/2006	$2.563	$2.632	3,071
From 01/01/2007 To 12/31/2007	$2.632	$2.759	2,545
From 01/01/2008 To 12/31/2008	$2.759	$2.838	2,084
From 01/01/2009 To 12/31/2009	$2.838	$2.944	29
From 01/01/2010 To 12/31/2010	$2.944	$3.054	1,276
Federated High Income Bond Fund II – Primary Shares
From 01/01/2001 To 12/31/2001	$1.767	$1.767	1,708
From 01/01/2002 To 12/31/2002	$1.767	$1.767	1,856
From 01/01/2003 To 12/31/2003	$1.767	$2.129	2,418
From 01/01/2004 To 12/31/2004	$2.129	$2.320	1,334
From 01/01/2005 To 12/31/2005	$2.320	$2.349	1,034
From 01/01/2006 To 12/31/2006	$2.349	$2.567	840
From 01/01/2007 To 12/31/2007	$2.567	$2.618	808
From 01/01/2008 To 12/31/2008	$2.618	$1.911	612
From 01/01/2009 To 12/31/2009	$1.911	$2.881	32
From 01/01/2010 To 12/31/2010	$2.881	$3.260	531
Federated Prime Money Fund II
From 01/22/2010* To 12/31/2010	$1.000	$0.987	6,975
Fidelity® VIP Contrafund® Portfolio – Service Class
From 01/01/2001 To 12/31/2001	$1.865	$1.612	1,164
From 01/01/2002 To 12/31/2002	$1.612	$1.440	2,049
From 01/01/2003 To 12/31/2003	$1.440	$1.882	2,522
From 01/01/2004 To 12/31/2004	$1.882	$2.073	3,550
From 01/01/2005 To 12/31/2005	$2.073	$2.389	5,376
From 01/01/2006 To 12/31/2006	$2.389	$2.629	5,746
From 01/01/2007 To 12/31/2007	$2.629	$3.047	4,980
From 01/01/2008 To 12/31/2008	$3.047	$1.725	4,045
From 01/01/2009 To 12/31/2009	$1.725	$2.308	77
From 01/01/2010 To 12/31/2010	$2.308	$2.665	3,103
Fidelity® VIP Growth Opportunities Portfolio – Service Class
From 01/01/2001 To 12/31/2001	$1.702	$1.436	157
From 01/01/2002 To 12/31/2002	$1.436	$1.106	258
From 01/01/2003 To 12/31/2003	$1.106	$1.414	333
From 01/01/2004 To 12/31/2004	$1.414	$1.493	250
From 01/01/2005 To 12/31/2005	$1.493	$1.603	442
From 01/01/2006 To 12/31/2006	$1.603	$1.665	519
From 01/01/2007 To 12/31/2007	$1.665	$2.020	672
From 01/01/2008 To 12/31/2008	$2.020	$0.895	653
From 01/01/2009 To 12/31/2009	$0.895	$1.287	63
From 01/01/2010 To 12/31/2010	$1.287	$1.569	426

C-2

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Fidelity® VIP Growth Portfolio – Service Class
From 01/01/2001 To 12/31/2001	$1.714	$1.390	1,345
From 01/01/2002 To 12/31/2002	$1.390	$0.957	2,788
From 01/01/2003 To 12/31/2003	$0.957	$1.253	3,553
From 01/01/2004 To 12/31/2004	$1.253	$1.277	3,637
From 01/01/2005 To 12/31/2005	$1.277	$1.331	2,775
From 01/01/2006 To 12/31/2006	$1.331	$1.401	2,026
From 01/01/2007 To 12/31/2007	$1.401	$1.752	1,489
From 01/01/2008 To 12/31/2008	$1.752	$0.912	1,233
From 01/01/2009 To 12/31/2009	$0.912	$1.153	47
From 01/01/2010 To 12/31/2010	$1.153	$1.410	678
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
From 01/26/2007* To 12/31/2007	$1.000	$1.032	338
From 01/01/2008 To 12/31/2008	$1.032	$0.984	454
From 01/01/2009 To 12/31/2009	$0.984	$1.122	250
From 01/01/2010 To 12/31/2010	$1.122	$1.192	467
Franklin Flex Cap Growth Securities Fund – Class 2
From 03/24/2008* To 12/31/2008	$1.000	$0.727	80
From 01/01/2009 To 12/31/2009	$0.727	$0.953	128
From 01/01/2010 To 12/31/2010	$0.953	$1.092	66
Franklin Income Securities Fund – Class 2
From 10/20/2006* To 12/31/2006	$1.000	$1.037	288
From 01/01/2007 To 12/31/2007	$1.037	$1.061	614
From 01/01/2008 To 12/31/2008	$1.061	$0.736	804
From 01/01/2009 To 12/31/2009	$0.736	$0.984	229
From 01/01/2010 To 12/31/2010	$0.984	$1.094	1,036
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
From 11/19/2010* To 12/31/2010	$1.000	$1.047	196
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
From 11/19/2010* To 12/31/2010	$1.000	$1.024	886
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
From 11/19/2010* To 12/31/2010	$1.000	$1.040	823
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
From 11/19/2010* To 12/31/2010	$1.000	$1.011	1,088
Invesco V.I. Capital Appreciation Fund – Series I Shares
From 04/18/2001* To 12/31/2001	$2.000	$1.862	162
From 01/01/2002 To 12/31/2002	$1.862	$1.389	433
From 01/01/2003 To 12/31/2003	$1.389	$1.775	799
From 01/01/2004 To 12/31/2004	$1.775	$1.867	960
From 01/01/2005 To 12/31/2005	$1.867	$2.004	1,115
From 01/01/2006 To 12/31/2006	$2.004	$2.101	938
From 01/01/2007 To 12/31/2007	$2.101	$2.321	633
From 01/01/2008 To 12/31/2008	$2.321	$1.316	457
From 01/01/2009 To 12/31/2009	$1.316	$1.572	599
From 01/01/2010 To 12/31/2010	$1.572	$1.790	329
Invesco V.I. Core Equity Fund – Series I Shares
From 04/21/2006* To 12/31/2006	$1.000	$1.086	485
From 01/01/2007 To 12/31/2007	$1.086	$1.157	332
From 01/01/2008 To 12/31/2008	$1.157	$0.797	246
From 01/01/2009 To 12/31/2009	$0.797	$1.009	617
From 01/01/2010 To 12/31/2010	$1.009	$1.090	127

C-3

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
From 01/14/2001* To 12/31/2001	$2.000	$2.126	82
From 01/01/2002 To 12/31/2002	$2.126	$1.869	343
From 01/01/2003 To 12/31/2003	$1.869	$2.362	353
From 01/01/2004 To 12/31/2004	$2.362	$1.017	932
From 01/01/2005 To 12/31/2005	$1.017	$1.079	994
From 01/01/2006 To 12/31/2006	$1.079	$1.184	726
From 01/01/2007 To 12/31/2007	$1.184	$1.279	581
From 01/01/2008 To 12/31/2008	$1.279	$0.901	351
From 01/01/2009 To 12/31/2009	$0.901	$1.158	643
From 01/01/2010 To 12/31/2010	$1.158	$1.303	241
Invesco Van Kampen V.I. Equity and Income Fund – Class II
From 01/01/2001 To 12/31/2001	$1.547	$0.780	4,698
From 01/01/2002 To 12/31/2002	$0.780	$0.393	4,102
From 01/01/2003 To 12/31/2003	$0.393	$0.572	5,759
From 01/01/2004 To 12/31/2004	$0.572	$0.555	4,519
From 01/01/2005 To 12/31/2005	$0.555	$0.546	3,454
From 01/01/2006 To 12/31/2006	$1.000	$1.033	12
From 01/01/2007 To 12/31/2007	$1.033	$1.053	117
From 01/01/2008 To 12/31/2008	$1.053	$0.803	179
From 01/01/2009 To 12/31/2009	$0.803	$0.970	663
From 01/01/2010 To 12/31/2010	$0.970	$1.072	174
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
From 04/29/2005* To 12/31/2005	$0.979	$1.092	546
From 01/01/2006 To 12/31/2006	$1.092	$1.250	342
From 01/01/2007 To 12/31/2007	$1.250	$1.144	258
From 01/01/2008 To 12/31/2008	$1.144	$0.717	179
From 01/01/2009 To 12/31/2009	$0.717	$1.079	301
From 01/01/2010 To 12/31/2010	$1.079	$1.317	80
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
From 04/20/2005* To 12/31/2005	$0.986	$1.021	1,172
From 01/01/2006 To 12/31/2006	$1.021	$1.101	1,024
From 01/01/2007 To 12/31/2007	$1.101	$1.153	999
From 01/01/2008 To 12/31/2008	$1.153	$0.937	732
From 01/01/2009 To 12/31/2009	$0.937	$1.242	85
From 01/01/2010 To 12/31/2010	$1.242	$1.376	637
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
From 04/20/2005* To 12/31/2005	$0.967	$1.048	5,518
From 01/01/2006 To 12/31/2006	$1.048	$1.212	4,323
From 01/01/2007 To 12/31/2007	$1.212	$1.236	3,422
From 01/01/2008 To 12/31/2008	$1.236	$0.775	2,552
From 01/01/2010 To 12/31/2010	$0.909	$1.053	1,657
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
From 04/20/2005* To 12/31/2005	$0.953	$1.081	3,187
From 01/01/2006 To 12/31/2006	$1.081	$1.197	2,192
From 01/01/2007 To 12/31/2007	$1.197	$1.187	1,726
From 01/01/2008 To 12/31/2008	$1.187	$0.710	933
From 01/01/2009 To 12/31/2009	$0.710	$0.887	28
From 01/01/2010 To 12/31/2010	$0.887	$1.097	563

C-4

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Mutual Shares Securities Fund – Class 2
From 01/01/2001 To 12/31/2001	$1.212	$1.280	4,018
From 01/01/2002 To 12/31/2002	$1.280	$1.113	3,311
From 01/01/2003 To 12/31/2003	$1.113	$1.374	3,125
From 01/01/2004 To 12/31/2004	$1.374	$1.526	2,944
From 01/01/2005 To 12/31/2005	$1.526	$1.664	3,164
From 01/01/2006 To 12/31/2006	$1.664	$1.943	4,055
From 01/01/2007 To 12/31/2007	$1.943	$1.983	3,732
From 01/01/2008 To 12/31/2008	$1.983	$1.230	2,786
From 01/01/2009 To 12/31/2009	$1.230	$1.529	396
From 01/01/2010 To 12/31/2010	$1.529	$1.677	2,230
Neuberger Berman AMT Guardian Portfolio – S Class
From 10/20/2006* To 12/31/2006	$1.000	$1.045	40
From 01/01/2007 To 12/31/2007	$1.045	$1.104	300
From 01/01/2008 To 12/31/2008	$1.104	$0.682	285
From 01/01/2009 To 12/31/2009	$0.682	$0.871	468
From 01/01/2010 To 12/31/2010	$0.871	$1.022	174
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
From 01/01/2007 To 12/31/2007	$1.000	$1.010	2
From 01/01/2008 To 12/31/2008	$1.010	$0.603	4
From 01/01/2009 To 12/31/2009	$0.603	$0.730	406
From 01/01/2010 To 12/31/2010	$0.730	$0.861	31
Oppenheimer Capital Appreciation Fund/VA – Service Shares
From 10/20/2006* To 12/31/2006	$1.000	$1.032	35
From 01/01/2007 To 12/31/2007	$1.032	$1.159	72
From 01/01/2008 To 12/31/2008	$1.159	$0.621	63
From 01/01/2009 To 12/31/2009	$0.621	$0.883	87
From 01/01/2010 To 12/31/2010	$0.883	$0.951	39
Oppenheimer Global Securities Fund/VA – Service Shares
From 10/20/2006* To 12/31/2006	$1.000	$1.059	167
From 01/01/2007 To 12/31/2007	$1.059	$1.108	256
From 01/01/2008 To 12/31/2008	$1.108	$0.652	272
From 01/01/2009 To 12/31/2009	$0.652	$0.896	83
From 01/01/2010 To 12/31/2010	$0.896	$1.022	311
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
From 10/20/2006* To 12/31/2006	$1.000	$1.036	42
From 01/01/2007 To 12/31/2007	$1.036	$1.008	232
From 01/01/2008 To 12/31/2008	$1.008	$0.616	286
From 01/01/2009 To 12/31/2009	$0.616	$0.832	29
From 01/01/2010 To 12/31/2010	$0.832	$1.009	172
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
From 10/20/2006* To 12/31/2006	$1.000	$0.998	71
From 01/01/2007 To 12/31/2007	$0.998	$1.212	804
From 01/01/2008 To 12/31/2008	$1.212	$0.671	1,053
From 01/01/2009 To 12/31/2009	$0.671	$0.938	538
From 01/01/2010 To 12/31/2010	$0.938	$1.149	991
PIMCO Real Return Portfolio – Advisor Class
From 10/20/2006* To 12/31/2006	$1.000	$1.001	28
From 01/01/2007 To 12/31/2007	$1.001	$1.091	92
From 01/01/2008 To 12/31/2008	$1.091	$0.999	401
From 01/01/2009 To 12/31/2009	$0.999	$1.165	573
From 01/01/2010 To 12/31/2010	$1.165	$1.241	410

C-5

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
PIMCO Total Return Portfolio – Advisor Class
From 10/20/2006* To 12/31/2006	$1.000	$1.012	81
From 01/01/2007 To 12/31/2007	$1.012	$1.084	441
From 01/01/2008 To 12/31/2008	$1.084	$1.119	1,050
From 01/01/2009 To 12/31/2009	$1.119	$1.257	554
From 01/01/2010 To 12/31/2010	$1.257	$1.339	2,025
Rydex|SGI VT U.S. Long Short Momentum Fund
From 06/09/2003* To 12/31/2003	$2.000	$1.152	112
From 01/01/2004 To 12/31/2004	$1.152	$1.258	133
From 01/01/2005 To 12/31/2005	$1.258	$1.411	680
From 01/01/2006 To 12/31/2006	$1.411	$1.550	217
From 01/01/2007 To 12/31/2007	$1.550	$1.876	172
From 01/01/2008 To 12/31/2008	$1.876	$1.097	103
From 01/01/2009 To 12/31/2009	$1.097	$1.377	331
From 01/01/2010 To 12/31/2010	$1.377	$1.510	76
Sentinel Variable Products Balanced Fund
From 09/07/2007* To 12/31/2007	$1.000	$1.016	21
From 01/01/2008 To 12/31/2008	$1.016	$0.762	134
From 01/01/2009 To 12/31/2009	$0.762	$0.913	2
From 01/01/2010 To 12/31/2010	$0.913	$1.010	178
Sentinel Variable Products Bond Fund
From 09/07/2007* To 12/31/2007	$1.000	$1.020	68
From 01/01/2008 To 12/31/2008	$1.020	$1.040	163
From 01/01/2009 To 12/31/2009	$1.040	$1.139	3
From 01/01/2010 To 12/31/2010	$1.139	$1.206	126
Sentinel Variable Products Common Stock Fund
From 09/07/2007* To 12/31/2007	$1.000	$1.022	261
From 01/01/2008 To 12/31/2008	$1.022	$0.675	687
From 01/01/2009 To 12/31/2009	$0.675	$0.851	8
From 01/01/2010 To 12/31/2010	$0.851	$0.972	499
Sentinel Variable Products Mid Cap Fund
From 09/07/2007* To 12/31/2007	$1.000	$1.077	28
From 01/01/2008 To 12/31/2008	$1.077	$0.573	202
From 01/01/2009 To 12/31/2009	$0.573	$0.738	4
From 01/01/2010 To 12/31/2010	$0.738	$0.899	131
Sentinel Variable Products Small Company Fund
From 09/07/2007* To 12/31/2007	$1.000	$1.005	35
From 01/01/2008 To 12/31/2008	$1.005	$0.671	115
From 01/01/2009 To 12/31/2009	$0.671	$0.841	3
From 01/01/2010 To 12/31/2010	$0.841	$1.027	87
Templeton Developing Markets Securities Fund – Class 2
From 01/01/2001 To 12/31/2001	$0.523	$0.474	5,766
From 01/01/2002 To 12/31/2002	$0.474	$0.467	4,505
From 01/01/2003 To 12/31/2003	$0.467	$0.704	3,573
From 01/01/2004 To 12/31/2004	$0.704	$0.866	2,791
From 01/01/2005 To 12/31/2005	$0.866	$1.089	2,235
From 01/01/2006 To 12/31/2006	$1.089	$1.376	2,125
From 01/01/2007 To 12/31/2007	$1.376	$1.747	2,572
From 01/01/2008 To 12/31/2008	$1.747	$0.815	1,840
From 01/01/2009 To 12/31/2009	$0.815	$1.387	94
From 01/01/2010 To 12/31/2010	$1.387	$1.609	1,748

C-6

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Templeton Foreign Securities Fund – Class 2
From 01/01/2001 To 12/31/2001	$1.360	$1.127	10,363
From 01/01/2002 To 12/31/2002	$1.127	$0.905	8,066
From 01/01/2003 To 12/31/2003	$0.905	$1.180	6,824
From 01/01/2004 To 12/31/2004	$1.180	$1.380	5,612
From 01/01/2005 To 12/31/2005	$1.380	$1.499	4,506
From 01/01/2006 To 12/31/2006	$1.499	$1.796	3,461
From 01/01/2007 To 12/31/2007	$1.796	$2.045	2,892
From 01/01/2008 To 12/31/2008	$2.045	$1.202	2,455
From 01/01/2009 To 12/31/2009	$1.202	$1.625	104
From 01/01/2010 To 12/31/2010	$1.625	$1.738	1,836
Templeton Growth Securities Fund – Class 2
From 01/01/2001 To 12/31/2001	$1.397	$1.360	16,863
From 01/01/2002 To 12/31/2002	$1.360	$1.093	16,093
From 01/01/2003 To 12/31/2003	$1.093	$1.424	9,908
From 01/01/2004 To 12/31/2004	$1.424	$1.630	8,744
From 01/01/2005 To 12/31/2005	$1.630	$1.750	7,301
From 01/01/2006 To 12/31/2006	$1.750	$2.103	6,192
From 01/01/2007 To 12/31/2007	$2.103	$2.122	5,475
From 01/01/2008 To 12/31/2008	$2.122	$1.207	4,707
From 01/01/2009 To 12/31/2009	$1.207	$1.561	317
From 01/01/2010 To 12/31/2010	$1.561	$1.653	3,833
Virtus Capital Growth Series
From 01/01/2001 To 12/31/2001	$1.909	$1.232	124,275
From 01/01/2002 To 12/31/2002	$1.232	$0.913	97,844
From 01/01/2003 To 12/31/2003	$0.913	$1.139	81,281
From 01/01/2004 To 12/31/2004	$1.139	$1.179	65,110
From 01/01/2005 To 12/31/2005	$1.179	$1.207	47,962
From 01/01/2006 To 12/31/2006	$1.207	$1.228	37,485
From 01/01/2007 To 12/31/2007	$1.228	$1.342	29,429
From 01/01/2008 To 12/31/2008	$1.342	$0.784	24,772
From 01/01/2009 To 12/31/2009	$0.784	$1.004	1,821
From 01/01/2010 To 12/31/2010	$1.004	$1.138	18,781
Virtus Growth and Income Series
From 01/01/2001 To 12/31/2001	$1.909	$1.147	32,347
From 01/01/2002 To 12/31/2002	$1.147	$0.877	24,412
From 01/01/2003 To 12/31/2003	$0.877	$1.102	20,948
From 01/01/2004 To 12/31/2004	$1.102	$1.201	19,687
From 01/01/2005 To 12/31/2005	$1.201	$1.241	13,378
From 01/01/2006 To 12/31/2006	$1.241	$1.434	9,645
From 01/01/2007 To 12/31/2007	$1.434	$1.509	7,113
From 01/01/2008 To 12/31/2008	$1.509	$0.968	5,421
From 01/01/2009 To 12/31/2009	$0.968	$1.179	1,495
From 01/01/2010 To 12/31/2010	$1.179	$1.312	7,965

C-7

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Virtus International Series
From 01/01/2001 To 12/31/2001	$1.732	$1.310	17,849
From 01/01/2002 To 12/31/2002	$1.310	$1.101	13,704
From 01/01/2003 To 12/31/2003	$1.101	$1.431	14,360
From 01/01/2004 To 12/31/2004	$1.431	$1.705	12,715
From 01/01/2005 To 12/31/2005	$1.705	$1.994	9,722
From 01/01/2006 To 12/31/2006	$1.994	$2.505	9,331
From 01/01/2007 To 12/31/2007	$2.505	$2.840	7,480
From 01/01/2008 To 12/31/2008	$2.840	$1.709	5,738
From 01/01/2009 To 12/31/2009	$1.709	$2.357	2,987
From 01/01/2010 To 12/31/2010	$2.357	$2.638	3,816
Virtus Multi-Sector Fixed Income Series
From 01/01/2001 To 12/31/2001	$1.320	$1.381	34,100
From 01/01/2002 To 12/31/2002	$1.381	$1.498	28,708
From 01/01/2003 To 12/31/2003	$1.498	$1.693	23,262
From 01/01/2004 To 12/31/2004	$1.693	$1.784	20,093
From 01/01/2005 To 12/31/2005	$1.784	$1.791	15,163
From 01/01/2006 To 12/31/2006	$1.791	$1.887	12,087
From 01/01/2007 To 12/31/2007	$1.887	$1.930	10,375
From 01/01/2008 To 12/31/2008	$1.930	$1.562	8,027
From 01/01/2009 To 12/31/2009	$1.562	$2.159	3,868
From 01/01/2010 To 12/31/2010	$2.159	$2.435	7,131
Virtus Real Estate Securities Series
From 01/01/2001 To 12/31/2001	$1.721	$1.809	6,757
From 01/01/2002 To 12/31/2002	$1.809	$2.000	7,405
From 01/01/2003 To 12/31/2003	$2.000	$2.727	6,433
From 01/01/2004 To 12/31/2004	$2.727	$3.623	5,463
From 01/01/2005 To 12/31/2005	$3.623	$4.113	4,285
From 01/01/2006 To 12/31/2006	$4.113	$5.560	3,323
From 01/01/2007 To 12/31/2007	$5.560	$4.622	2,343
From 01/01/2008 To 12/31/2008	$4.622	$2.877	1,769
From 01/01/2009 To 12/31/2009	$2.877	$3.663	2,242
From 01/01/2010 To 12/31/2010	$3.663	$4.625	1,254
Virtus Small-Cap Growth Series
From 08/23/2002* To 12/31/2002	$2.000	$2.006	68
From 01/01/2003 To 12/31/2003	$2.006	$3.035	444
From 01/01/2004 To 12/31/2004	$3.035	$3.057	5,321
From 01/01/2005 To 12/31/2005	$3.057	$3.486	362
From 01/01/2006 To 12/31/2006	$3.486	$4.108	767
From 01/01/2007 To 12/31/2007	$4.108	$4.703	570
From 01/01/2008 To 12/31/2008	$4.703	$2.554	408
From 01/01/2009 To 12/31/2009	$2.554	$3.083	4,144
From 01/01/2010 To 12/31/2010	$3.083	$3.453	1,687

C-8

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Virtus Small-Cap Value Series
From 01/01/2001 To 12/31/2001	$2.149	$2.453	1,017
From 01/01/2002 To 12/31/2002	$2.453	$2.213	2,075
From 01/01/2003 To 12/31/2003	$2.213	$3.140	1,958
From 01/01/2004 To 12/31/2004	$3.140	$3.799	1,920
From 01/01/2005 To 12/31/2005	$3.799	$4.027	1,596
From 01/01/2006 To 12/31/2006	$4.027	$4.637	1,198
From 01/01/2007 To 12/31/2007	$4.637	$4.476	892
From 01/01/2008 To 12/31/2008	$4.476	$2.741	673
From 01/01/2009 To 12/31/2009	$2.741	$3.268	3,346
From 01/01/2010 To 12/31/2010	$3.268	$3.785	1,336
Virtus Strategic Allocation Series
From 01/01/2001 To 12/31/2001	$1.732	$1.740	35,400
From 01/01/2002 To 12/31/2002	$1.740	$1.517	48,443
From 01/01/2003 To 12/31/2003	$1.517	$1.794	41,452
From 01/01/2004 To 12/31/2004	$1.794	$1.901	33,335
From 01/01/2005 To 12/31/2005	$1.901	$1.909	24,795
From 01/01/2006 To 12/31/2006	$1.909	$2.122	18,113
From 01/01/2007 To 12/31/2007	$2.122	$2.217	14,267
From 01/01/2008 To 12/31/2008	$2.217	$1.630	11,269
From 01/01/2009 To 12/31/2009	$1.630	$2.002	8,763
From 01/01/2010 To 12/31/2010	$2.002	$2.235	7,718
Wanger International
From 01/01/2001 To 12/31/2001	$2.509	$1.951	26,077
From 01/01/2002 To 12/31/2002	$1.951	$1.658	21,491
From 01/01/2003 To 12/31/2003	$1.658	$2.435	18,873
From 01/01/2004 To 12/31/2004	$2.435	$3.128	15,406
From 01/01/2005 To 12/31/2005	$3.128	$3.749	11,942
From 01/01/2006 To 12/31/2006	$3.749	$5.072	9,432
From 01/01/2007 To 12/31/2007	$5.072	$5.818	7,668
From 01/01/2008 To 12/31/2008	$5.818	$3.122	6,293
From 01/01/2009 To 12/31/2009	$3.122	$4.611	14,536
From 01/01/2010 To 12/31/2010	$4.611	$5.681	4,640
Wanger International Select
From 01/01/2001 To 12/31/2001	$1.819	$1.317	1,533
From 01/01/2002 To 12/31/2002	$1.317	$1.100	1,237
From 01/01/2003 To 12/31/2003	$1.100	$1.532	1,159
From 01/01/2004 To 12/31/2004	$1.532	$1.879	1,091
From 01/01/2005 To 12/31/2005	$1.879	$2.157	1,329
From 01/01/2006 To 12/31/2006	$2.157	$2.894	1,097
From 01/01/2007 To 12/31/2007	$2.894	$3.476	1,032
From 01/01/2008 To 12/31/2008	$3.476	$1.908	768
From 01/01/2009 To 12/31/2009	$1.908	$2.501	5,213
From 01/01/2010 To 12/31/2010	$2.501	$3.011	507

C-9

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Wanger Select
From 01/01/2001 To 12/31/2001	$1.473	$1.584	1,989
From 01/01/2002 To 12/31/2002	$1.584	$1.444	1,923
From 01/01/2003 To 12/31/2003	$1.444	$1.861	2,085
From 01/01/2004 To 12/31/2004	$1.861	$2.190	1,881
From 01/01/2005 To 12/31/2005	$2.190	$2.387	1,586
From 01/01/2006 To 12/31/2006	$2.387	$2.818	1,331
From 01/01/2007 To 12/31/2007	$2.818	$3.040	1,128
From 01/01/2008 To 12/31/2008	$3.040	$1.527	908
From 01/01/2009 To 12/31/2009	$1.527	$2.503	6,094
From 01/01/2010 To 12/31/2010	$2.503	$3.124	866
Wanger USA
From 01/01/2001 To 12/31/2001	$2.106	$2.313	50,555
From 01/01/2002 To 12/31/2002	$2.313	$1.898	37,132
From 01/01/2003 To 12/31/2003	$1.898	$2.681	30,192
From 01/01/2004 To 12/31/2004	$2.681	$3.129	24,794
From 01/01/2005 To 12/31/2005	$3.129	$3.433	18,979
From 01/01/2006 To 12/31/2006	$3.433	$3.653	14,474
From 01/01/2007 To 12/31/2007	$3.653	$3.796	11,395
From 01/01/2008 To 12/31/2008	$3.796	$2.258	9,493
From 01/01/2009 To 12/31/2009	$2.258	$3.168	30,374
From 01/01/2010 To 12/31/2010	$3.168	$3.854	6,876

*Date subaccount began operations.

†Amount is less than 500 units.

C-10

The Big Edge Choice®

PHL Variable Accumulation Account (“Separate Account”)

PHL Variable Insurance Company

Variable Accumulation Deferred Annuity Contract

STATEMENT OF ADDITIONAL INFORMATION	April 29, 2011

Home Office:	PHL Variable Insurance Company
One American Row	Annuity Operations Division
Hartford, Connecticut 06102-5056	P.O. Box 8027
Boston, Massachusetts 02266-8027

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated April 29, 2011. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company (“PHL Variable”) at the above address or by calling 800/541-0171 or by visiting our website at www.phoenixwm.com.

1

PHL Variable Insurance Company

PHL Variable Insurance Company (“PHL Variable”) is a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and main administrative offices are at One American Row in Hartford, Connecticut 06102-5056.

PHL Variable is directly owned by PM Holdings, Inc. (“PMH”), a downstream holding company of Phoenix Life Insurance Company (“Phoenix”). Phoenix is a life insurance company which is wholly owned by The Phoenix Companies, Inc. (“PNX”), which is a manufacturer of insurance, annuity and asset management products.

Underwriter

1851 Securities, Inc. (“1851”), an affiliate of PHL Variable, as underwriter, offers these contracts on a continuous basis. 1851 is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by PHL Variable.

1851’s principal business address is One American Row, Hartford, CT 06102-5056. 1851 is an affiliated subsidiary of both the Separate Account and Phoenix.

Services

Servicing Agent

Between January 1, 2010 and November 19, 2010, the Phoenix Edge Series Fund reimbursed Phoenix for various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through policies and annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company. Effective November 5, 2010, the Phoenix Edge Series Fund changed its name to Virtus Variable Insurance Trust (“Trust”).

The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The total administrative service fees paid by the Trust for the last three fiscal years were based on a percentage of the Trust’s average daily net assets as follows:

Year Ended December 31,	Fee Paid by the Trust
2008	$1.3 Million
2009	$1.7 Million
Through November 19, 2010	$9,153,887.54

Between November 20, 2010 and December 31, 2010, the Trust reimbursed Phoenix Life Insurance Company $812,855.08.

Other Service Providers

Under a contract with Phoenix Life Insurance Company (“PLIC”), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2008	$ 70,000
2009	$125,000
2010	0

Under a contract with PLIC, Tata Consulting Services augments PLIC’s U.S. based staff with processing premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2008	$355,003.04
2009	$173,379.90
2010	0

Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) (formerly PNC Global Investment Servicing) and the Company, BNY Mellon provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.

Year Ended December 31,	Fee Paid
2008	$511,823.50
2009	$547,748.18
2010	$543,217.79

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services. Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last three fiscal years for such services.

2

Year Ended December 31,	Fee Paid
2008	$42,500
2009	$97,504
2010	$50,568

Information Sharing Agreements

Phoenix has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor, and if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Phoenix or the underlying funds in accordance with their established policies.

Performance History/Calculation of Yield and Return

For detailed performance history, please visit our website at www.phoenixwm.com. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your contract because they do not account for any of the charges and deductions that apply to your contract value.

Yield of the Federated Prime Money Fund II1 Investment Option. We calculate the yield of the Federated Prime Money Fund II Investment Option for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

[1]	The Phoenix Money Market Series was liquidated on or about January 22, 2010 and replaced by the Federated Prime Money Fund II.

The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The yield/return calculations include a mortality and expense risk charge equal to 1.25% on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

The Federated Prime Money Fund II Investment Option return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the investment option.

We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculation:

The following example of a return/yield calculation for the Federated Prime Money Fund II Investment Option was based on the 7-day period ending December 31, 2010.

Value of hypothetical pre-existing account with exactly one Unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	0.999736
Calculation:
Ending account value	0.999736
Less beginning account value	1.000000
Net change in account value	-0.000264
Base period return: (net change/beginning account value)	-0.000264
Current yield = return x (365/7) =	-1.38%
Effective yield = [(1 + return)365/7 ] – 1 =	-1.37%

Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

Calculation of Total Return. Total return measures the change in value of an investment option investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

1.	we assume a hypothetical $1,000 initial investment in the investment option;

2.	we determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charges are deducted. This figure is the ending redeemable value (ERV in the formula given below);

3.	we divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

4.	to get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

The formula in mathematical terms is:

R =	((ERV / II)/(1/n) /) – 1

Where:

II =	a hypothetical initial payment of $1,000

R =	average annual total return for the period

n =	number of years in the period

ERV =	ending redeemable value of the hypothetical
$1,000 for the period [see (2) and (3) above]

3

We normally calculate total return for one-, five-, and ten-year periods for each investment option. If an investment option has not been available for at least ten years, we will provide total returns for other relevant periods.

Performance Information

Advertisements, sales literature and other communications may contain information about a series’ or advisor’s current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series’ specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series’ total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

The Dow Jones Industrial AverageSM 1 (“DJIA”)

CS First Boston High Yield Index

Citigroup Corporate Index

Citigroup Government Bond Index

Standard & Poor’s 500 Index® (S&P 500)2

Each investment option may include its yield and total return in advertisements or communications with current or prospective contract owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by organizations such as:

Lipper Analytical Services

Morningstar, Inc.

Thomson Financial

A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in publications such as:

Barron’s

Business Week

Changing Times

Consumer Reports

Financial Planning

Financial Services Weekly

Financial World

Forbes

Fortune

Investor’s Business Daily

Money

Personal Investor

The New York Times

Registered Representative

U.S. News and World Report

The Wall Street Journal

A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

The total return and yield may be used to compare the performance of the investment options with certain commonly used standards for stock and bond market performance. Such indices include, but are not limited to:

The Dow Jones Industrial AverageSM 1 (“DJIA”)

CS First Boston High Yield Index

Citigroup Corporate Index

Citigroup Government Bond Index

S&P 5002

Calculation of Annuity Payments

See your prospectus in the section titled “The Annuity Period” for a description of the annuity payment options and restrictions.

You may elect an annuity payment option by written request as described in your prospectus. If you do not elect an option, amounts held under the contract will be applied to provide a Variable Payment Life Annuity 10-year period certain (Option I) on the maturity date. You may not change your election after the first annuity payment.

Fixed Annuity Payments

Fixed annuity payments are determined by the total dollar value for all investment options’ accumulation units, all amounts held in the GIA and MVA. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected. The guaranteed annuity payment rates will be no less favorable than the following:

Under Options A, B, D, E and F, rates are based on the a-49 Annuity Table4 projected to 1985 with Projection Scale B. We use an interest rate of 3 3/8% for 5- and 10-year certain periods under Option A, for the 10-year certain period under Option F, and for Option E; an interest rate of 3 1/4% for the 20-year certain period under Options A and F; an interest rate of 3 1/2% under Options B and D. Under Options G and H, the guaranteed interest rate is 3%.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

Variable Annuity Payment

Under all variable annuity payment options except Option L, the first payment is based on an assumed annual investment rate of 4 1/2%. Should the assumed rate result in a first payment larger than permitted by state law, we will select a lower rate. All subsequent payments may be higher or lower depending on investment experience of the investment options.

Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected option in each investment option by the applicable annuity payment option rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants. The first payment equals the total of such amounts determined for each investment option. We determine future payments under these options by multiplying the contract value in each investment option (Number of Annuity Units times the Annuity Unit Value) by the applicable annuity payment option rate on the payment calculation date. The payment will equal the sum of the amounts provided by each investment option investment.

4

Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

Under Options I, J, M and N, the applicable options rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)4 projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed investment rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. See your prospectus in the section titled “Deductions and Charges.” Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

[1]

The Dow Jones Industrial AverageSM (DJIASM is an unweighted[3] index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIASM are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIASM.

[2]

The S&P 500 is a free-float market capitalization-weighted[3] index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.

[3]

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the Dow Jones Industrial AverageSM uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.

[4]	The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

Experts

The financial statements of PHL Variable Accumulation Account as of December 31, 2010 and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010 included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the reports (of which PHL Variable Insurance Company’s report contains explanatory paragraphs relating to the fact that subsequent to the first quarter of 2009 PHL Variable Insurance Company has had minimal sales of life and annuity products and PHL Variable Insurance Company has significant transactions with affiliates and it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

5